HIGHLAND FUNDS II

Fund	Class A	Class C	Class Y
Highland Premier Growth Equity Fund	HPEAX	HPECX	HPEYX
Highland Global Allocation Fund	HCOAX	HCOCX	HCOYX

(each, a “Fund” and together, the “Funds”)

Supplement dated August 29, 2016 to the Statement of Additional Information (“SAI”) for the Funds dated February 1, 2016 as revised June 22, 2016, and as supplemented and amended from time to time.

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Non-fundamental investment restriction Number 9 from the section entitled “INVESTMENT RESTRICTIONS – The Premier Growth Equity Fund, Fixed Income Fund and Global Allocation Fund” is deleted in its entirety and replaced with the following:

9. The Fixed Income Fund may not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that the Fixed Income Fund may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts.

The paragraph “Purchasing Put and Call Options on Securities” in the section entitled “INVESTMENT STRATEGIES AND RISKS” of the SAI is deleted in its entirety and replaced with the following:

Purchasing Put and Call Options on Securities. (All Funds other than Premier Growth Equity Fund and Global Allocation Fund) Each Fund may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the underlying security until the put expires. To the extent the Fund holds the underlying security, any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option on that security and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund’s net assets.

(Premier Growth Equity Fund and Global Allocation Fund Only): Each Fund may purchase put and call options. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the underlying security until the put expires. To the extent the Fund holds the underlying security, any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option on that security and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE.

HFII-SUP-8/29/16